Withholding Tax Receivable	6 Months Ended
Jun. 30, 2023
Withholding Tax Receivable [Abstract]
WITHHOLDING TAX RECEIVABLE
7.	WITHHOLDING TAX RECEIVABLE

	2023	2022
	(Unaudited)	(Unaudited)
Balance at January 1,	$2,691,096	$3,531,953
Addition	401,941	381,966
Collection	-	(1,045,061)
Write off/ Allowance for uncollectible	(561,277)	(263,340)
Exchange difference	(73,713)	(153,902)
Balance at June 30,	$2,458,047	$2,451,616

	As of June 30, 2023	As of December 31, 2022
	(Unaudited)
Current portion	$536,974	$757,024
Non-current portion	1,921,073	1,934,072
Withholding tax receivable	$2,458,047	$2,691,096

On July 12, 2023, the Company received a withholding tax refund of THB18,959,514 (approximately $0.5 million) in connection with the Company’s 2018 withholding tax refund applications of THB29,188,153 (approximately $0.8 million). The Company wrote off approximately $0.3 million, representing the difference between the receivable recorded and the amount of refund subsequently received from the Thai Revenue Department.

During the six months ended June 30, 2022, the Company received a withholding tax refund of THB35,312,291 (approximately $1.0 million) in connection with the Company’s 2016 to 2017 withholding tax refund applications (totaled THB56,107,574 or approximately $1.6 million). The Company wrote off approximately $0.6 million, representing the difference between the receivable recorded and the amount of refund received from the Thai Revenue Department.

Out of prudence, based on amount refunded and written off for the receivable related to years 2013 to 2018, the Company recorded an allowance of approximately $0.3 million and $0.1 million for the six months ended June 30, 2023 and 2022, respectively. As of June 30, 2023 and December 31, 2022, an allowance balance of $1.2 million and $0.9 million, respectively were maintained against its withholding tax receivable.